Cash and cash equivalents - Summary of Cash and Cash Equivalents Presented in the Financial Position (Details) - MXN ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash and cash equivalents [abstract]
Cash		$ 1,051,641		$ 934,166
Cash-in-transit		143,496		42,044
Short term investments		25,334		8,766
Total cash and cash equivalents	$ 1,268,902	$ 1,220,471	$ 1,001,083	$ 984,976	$ 1,000,040	$ 610,016